SELIGMAN
                                  ------------
                                    MUNICIPAL
                                  SERIES TRUST


                                 MID-YEAR REPORT
                                 MARCH 31, 2001

                                    Providing
                                  Income Exempt
                             From Regular Income Tax


                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

James, Jesse, and Joseph Seligman, 1870

TABLE OF CONTENTS

To the Shareholders.................................    1
Interview With Your Portfolio Manager...............    2
Performance Overview and Portfolio Summary..........    4
Portfolios of Investments...........................    8
Statements of Assets and Liabilities................   14
Statements of Operations............................   15
Statements of Changes in Net Assets.................   16
Notes to Financial Statements.......................   18
Financial Highlights................................   22
Report of Independent Auditors and
   For More Information.............................   27
Trustees and Executive Officers .....................  28
Glossary of Financial Terms.........................   29

TO THE SHAREHOLDERS

The six months ended March 31, 2001, proved very favorable for fixed-income securities. Bonds benefited both from an environment of falling interest rates and from investors continuing to seek a safe haven from stock market volatility and uncertainty. These factors were central to the strong performance of the Series in Seligman Municipal Series Trust during the period under review.

During the first quarter of 2001, the US economy continued to show signs of weakness, a trend that began in 2000. The economic slowdown was felt most acutely in the manufacturing sector, with corresponding declines in corporate profits. Although consumer spending remained healthy, the Federal Reserve Board reacted to the economic weakness by lowering interest rates 100 basis points in January 2001 and another 50 points at its meeting in March. In a surprise move, the Fed cut rates an additional 50 basis points on April 18. In a statement explaining its most recent action, the Fed described economic growth as "unacceptably weak." It did not cite inflation as being a threat, thereby signaling that further rate reductions in 2001 are possible.

Both short-term and long-term rates declined during the period under review, with short-term rates falling more sharply. At the beginning of the six-month period, the 10-year US Treasury note yielded 5.80%; by the end of the period, it was yielding 4.93%, a decline of almost 90 basis points. During the same period, the one-year Treasury bill fell almost 200 basis points. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, ended the six-month period about 50 basis points lower, evidence of the fact that municipal bonds were less volatile than Treasury bonds. Despite a lower yield environment, municipal bonds have retained their popularity among investors because they offer both highly competitive taxable equivalent yields and more stability than the equity market. Overall municipal supply increased as bond issuers took advantage of lower interest rates, while demand for municipal bonds remained strong.

Looking ahead, we are cautiously optimistic that the Fed's continuing intervention will allow the US economy to work its way out of the current slowdown. Recent indicators, including better-than-expected first quarter GDP numbers, reinforce this optimism. After a very successful year in 2000, we believe economic conditions and market sentiment still favor municipal bonds, and we expect continued strong results from the Funds in Seligman Municipal Series Trust.

We appreciate your confidence in Seligman Municipal Series Trust and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as each Series' portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Trustees,

/s/ William C. Morris

William C. Morris
Chairman

                                /s/ Brian T. Zino
                                Brian T. Zino
                                President

May 11, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

Q: What economic and market factors influenced Seligman Municipal Series Trust during the past six months?

A: The Federal Reserve Board's rate increases in 1999 and the first five months of 2000, which were made to slow the US economy to a more sustainable growth rate, began to show results during the third quarter of 2000. By the end of the Trust's fiscal year on September 30, 2000, the pace of economic activity had contracted sharply, while inflation remained stable. Despite the encouraging news, the Fed remained concerned that tight labor markets and rising energy prices were still capable of precipitating an acceleration in the rate of inflation. Fed policymakers had concluded that the risk of inflation outweighed the risk of recession and, therefore, chose to leave monetary policy unchanged. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range until late November 2000, when deteriorating conditions prompted a bond market rally, sending municipal yields to the lowest level of the year. Consumer confidence, already undermined by stock market volatility and higher energy costs, was shaken further by the uncertainty surrounding the US presidential election. On January 3, 2001, almost one month prior to its scheduled meeting, the Federal Reserve Board convened and voted to ease monetary policy. This inter-meeting directive suggests that the Fed was concerned the economy was slowing too quickly. The Fed intervened twice more by March 31, 2001, and moved to lower rates again on April 18 in an attempt to forestall a serious economic downturn.

     Municipal supply increased over the past six months due to the favorable interest rate environment. For the first quarter of 2001, total issuance grew an impressive 43%. Refunding volume, which is particularly rate-sensitive, soared by 293%. Among state issuers, municipal issuance varied widely. North Carolina posted the largest increase of 172%, while Florida volume rose 14%. California was, as is typical, the largest issuer during the first quarter. Sector volume was mixed as well, with electric power bonds increasing by 143%, due mostly to a surge in refunding issuance. In contrast, municipal bonds issued for health care providers fell by 30%, primarily the result of continuing weakness within the industry. During the first quarter, approximately 40% of issuers purchased municipal bond insurance, unchanged from the same period last year. However, the use of bond insurance has declined in recent years as municipal insurance companies have adopted more conservative


A TEAM APPROACH

Seligman Municipal Series Trust is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Trust by a group of seasoned professionals who are responsible for research and trading consistent with the Trust's investment objective.

Seligman Municipals Team: (from left) Eileen Comerford, Audrey Kuchtyak, Theresa Barion, Debra McGuinness, Thomas G. Moles (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

     underwriting practices in an attempt to boost profitability.

     Demand for municipal securities improved during the past six months, which allowed for most of the increased supply to be easily absorbed by institutional and retail investors. Renewed interest in municipal offerings is the result of disappointing stock market returns, as well as the relative attractiveness of municipal bonds compared with taxable bonds. Over the past six months, the yield spread between high quality, long-term municipal bonds and US Treasury bonds has remained at historically narrow levels. As a result, municipal bonds continue to offer a significant after-tax yield advantage to investors in all tax brackets as compared to Treasury bonds. Additionally, the municipal market has experienced considerably less volatility than the Treasury market. Given the ongoing turbulence in world equity markets, many investors have found the stability and safety of the municipal market particularly appealing.

Q:   What was your strategy?

A: Our outlook for long-term interest rates has been positive throughout the past six months. Therefore, we positioned the portfolios to benefit from a period of declining yields. Trust purchases consisted of municipal bonds with maturity dates at the long end of the yield curve. In general, the longer a bond's maturity, the greater the price appreciation as interest rates decline. (Conversely, as interest rates rise, longer maturity bonds will experience a larger decline in price than shorter maturity bonds.) Additionally, long-term municipals continue to offer the highest yields. The municipal yield curve has remained positively sloped. Trust sales were concentrated in short-call bonds, including pre-refunded bonds. This strategy served to extend the duration of the portfolios, as well as to improve the call protection of the Trust. Our investment strategy resulted in competitive investment results for the six-month period ended March 31, 2001.

Q:   What is your outlook?

A: The Fed has acted aggressively in an attempt to restore consumer confidence and return economic growth to its non-inflationary potential. Lower interest rates should continue to spur economic activity, and proposed tax cuts are expected to help boost consumer spending. We do not believe, however, that the proposed federal tax cut would be large enough to decrease the attractiveness of municipal bonds to taxable investors. The US economy demonstrated remarkable resilience during its decade-long expansion. While there is a wide range of opinion regarding the duration and severity of the current economic slowdown, we remain hopeful that the US can avoid a prolonged and deep recession.

     As the economy moderated during the past six months, the municipal market enjoyed a period of declining long-term interest rates, improving credit trends, and attractive real rates of return, which contributed to positive investment results for the period. For the remainder of the Trust's fiscal year, we anticipate a continuation of these positive fundamentals and look forward to another successful year-end.

     At J. & W. Seligman & Co., we believe that municipal bond funds, including Seligman Municipal Series Trust, will continue to play an important role in helping investors meet their long-term financial goals. Further, we trust that our conservative approach to managing the Trust will provide our shareholders with many years of competitive investment returns.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

CALIFORNIA HIGH-YIELD SERIES
TOTAL RETURNS
For Periods Ended March 31, 2001

                                                                                    AVERAGE ANNUAL
                                                        ---------------------------------------------------------------------
                                                                                                  CLASS C        CLASS D
                                           SIX           ONE          FIVE            10     SINCE INCEPTION SINCE INCEPTION
                                         MONTHS*        YEAR          YEARS          YEARS        5/27/99        2/1/94
                                         -------        ----          -----          -----   --------------- ----------------
Class A**
With Sales Charge                         0.23%          5.37%        5.15%          6.29%           n/a           n/a
Without Sales Charge                      5.30          10.65         6.18           6.82            n/a           n/a
Class C**
With Sales Charge and CDSC                2.85           7.79          n/a            n/a           3.45%          n/a
Without Sales Charge and CDSC             4.83           9.84          n/a            n/a           4.04           n/a
Class D**
With 1% CDSC                              3.83           8.84          n/a            n/a            n/a           n/a
Without CDSC                              4.83           9.84         5.26            n/a            n/a          4.64%
Lehman Brothers Municipal
   Bond Index***                          6.69          10.92         6.57           7.32           5.96++        5.78++++

NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               For Periods Ended March 31, 2001

              3/31/01       9/30/00      3/31/00                            DIVIDENDS+        CAPITAL GAIN+    SEC YIELD++
              -------       -------      -------                            ----------        -------------    -----------
Class A         $6.51         $6.33       $6.18               Class A        $0.153               $ --            4.19%
Class C          6.52          6.34        6.18               Class C         0.124                 --            3.48
Class D          6.52          6.34        6.18               Class D         0.124                 --            3.51

HOLDINGS BY MARKET SECTOR 0                                   MOODY'S/S&P RATINGS 0
Revenue Bonds                               95%               Aaa/AAA            10%
General Obligation Bonds 00                   5               Aa/AA              16
                                                              A/A                54
                                                              Baa/BBB            15
WEIGHTED AVERAGE MATURITY                  24.8 years         Caa/CCC             5

--------------------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

CALIFORNIA QUALITY SERIES
TOTAL RETURNS
For Periods Ended March 31, 2001

                                                                                    AVERAGE ANNUAL
                                                        ---------------------------------------------------------------------
                                                                                                  CLASS C        CLASS D
                                           SIX           ONE          FIVE            10     SINCE INCEPTION SINCE INCEPTION
                                         MONTHS*        YEAR          YEARS          YEARS        5/27/99        2/1/94
                                         -------        ----          -----          -----   --------------- ----------------
Class A**
With Sales Charge                         1.61%          6.81%        5.29%          6.38%          n/a           n/a
Without Sales Charge                      6.74          12.18         6.31           6.89           n/a           n/a
Class C**
With Sales Charge and CDSC                4.20           9.20          n/a            n/a          4.35%          n/a
Without Sales Charge and CDSC             6.32          11.24          n/a            n/a          4.93           n/a
Class D**
With 1% CDSC                              5.32          10.24          n/a            n/a           n/a           n/a
Without CDSC                              6.32          11.24         5.33            n/a           n/a          4.29%
Lehman Brothers Municipal
   Bond Index***                          6.69          10.92        6.57            7.32          5.96++        5.78++++

NET ASSET VALUE                                                DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                               For Periods Ended March 31, 2001

              3/31/01       9/30/00      3/31/00                            DIVIDENDS+        CAPITAL GAIN+    SEC YIELD++
              -------       -------      -------                            ----------        -------------    -----------
Class A         $6.80         $6.53       $6.36               Class A        $0.147               $0.019          3.76%
Class C          6.78          6.51        6.34               Class C         0.119                0.019          2.99
Class D          6.78          6.51        6.34               Class D         0.119                0.019          3.03

HOLDINGS BY MARKET SECTOR 0                                   MOODY'S/S&P RATINGS 0
Revenue Bonds                                79%              Aaa/AAA            76%
General Obligation Bonds 00                  21               Aa/AA              23
                                                              A/A                 1
WEIGHTED AVERAGE MATURITY                   22.0 years

--------------------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

FLORIDA SERIES
TOTAL RETURNS
For Periods Ended March 31, 2001

                                                                                    AVERAGE ANNUAL
                                                        ---------------------------------------------------------------------
                                                                                                  CLASS C        CLASS D
                                           SIX           ONE          FIVE            10     SINCE INCEPTION SINCE INCEPTION
                                         MONTHS*        YEAR          YEARS          YEARS        5/27/99        2/1/94
                                         -------        ----          -----          -----   --------------- ----------------
Class A**
With Sales Charge                         2.32%          6.12%        5.09%          6.38%          n/a           n/a
Without Sales Charge                      7.38          11.43         6.12           6.90           n/a           n/a
Class C**
With Sales Charge and CDSC                4.87           8.72          n/a            n/a          4.24%          n/a
Without Sales Charge and CDSC             6.99          10.75          n/a            n/a          4.82           n/a
Class D**
With 1% CDSC                              5.99           9.75          n/a            n/a           n/a           n/a
Without CDSC                              6.99          10.75         5.34            n/a           n/a          4.41%
Lehman Brothers Municipal
   Bond Index***                          6.69          10.92         6.57           7.32          5.96++        5.78++++

NET ASSET VALUE                                               DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                              For Periods Ended March 31, 2001

              3/31/01       9/30/00      3/31/00                            DIVIDENDS+        CAPITAL GAIN+    SEC YIELD++
              -------       -------      -------                            ----------        -------------    -----------
Class A         $7.82          $7.48      $7.39               Class A        $0.180               $0.027         4.21%
Class C          7.84           7.50       7.40               Class C         0.153                0.027         3.63
Class D          7.84           7.50       7.40               Class D         0.153                0.027         3.66

HOLDINGS BY MARKET SECTOR 0                                   MOODY'S/S&P RATINGS 0
Revenue Bonds                                88%              Aaa/AAA            66%
General Obligation Bonds 00                  12               Aa/AA              18
                                                              A/A                16
WEIGHTED AVERAGE MATURITY                  24.4 years

--------------------------
See footnotes on page 7.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results per Share

NORTH CAROLINA SERIES
TOTAL RETURNS
For Periods Ended March 31, 2001

                                                                                    AVERAGE ANNUAL
                                                        ---------------------------------------------------------------------
                                                                                                  CLASS C        CLASS D
                                           SIX           ONE          FIVE            10     SINCE INCEPTION SINCE INCEPTION
                                         MONTHS*        YEAR          YEARS          YEARS        5/27/99        2/1/94
                                         -------        ----          -----          -----   --------------- ----------------
Class A**
With Sales Charge                         1.34%          4.97%        4.65%          6.01%          n/a            n/a
Without Sales Charge                      6.45          10.18         5.68           6.52           n/a            n/a
Class C**
With Sales Charge and CDSC                3.83           7.23          n/a            n/a          3.13%           n/a
Without Sales Charge and CDSC             5.93           9.38          n/a            n/a          3.69            n/a
Class D**
With 1% CDSC                              4.93           8.38          n/a            n/a           n/a            n/a
Without CDSC                              5.93           9.38         4.86            n/a           n/a           4.06%
Lehman Brothers Municipal
   Bond Index***                          6.69          10.92         6.57           7.32          5.96++         5.78++++

NET ASSET VALUE                                               DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                              For Periods Ended March 31, 2001

              3/31/01       9/30/00      3/31/00                            DIVIDENDS+        CAPITAL GAIN+    SEC YIELD++
              -------       -------      -------                            ----------        -------------    -----------
Class A         $7.83          $7.54       $7.45              Class A        $0.168              $0.023          3.81%
Class C          7.82           7.54        7.44              Class C         0.140               0.023           3.21
Class D          7.82           7.54        7.44              Class D         0.140               0.023           3.25

HOLDINGS BY MARKET SECTOR 0                                   MOODY'S/S&P RATINGS0
Revenue Bonds                                 90%             Aaa/AAA            39%
General Obligation Bonds 00                   10              Aa/AA              37
                                                              A/A                18
                                                              Baa/BBB             6
WEIGHTED AVERAGE MATURITY                   19.9 years

----------------------------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. No adjustment was made to the performance of Class A shares for periods prior to commencement date January 1, 1993, in the case of the California High-Yield and California Quality Series, for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets for each Series. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of each Series' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. Past performance is not indicative of future investment results.
 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
  ++ From 5/31/99.
++++ From 1/31/94.
   0 Percentages based on current market values of long-term holdings at March
     31, 2001.
  00 Includes pre-refunded and escrowed-to-maturity securities.
   + Represents per share amount paid or declared for the six months ended March
     31, 2001.
  ++ Current yield, representing the annualized yield for the 30-day period ended March 31, 2001, has been computed in accordance with SEC regulations and will vary. During the period, the Manager, at its discretion, reimbursed expenses for the California High-Yield and Florida Series. Without these reimbursements the yields would be as follows:

                                                    Class A  Class C  Class D
                                                    -------  -------  -------
     California High-Yield Series................     3.97%   3.24%    3.28%
     Florida Series..............................     3.84    3.26     3.28

PORTFOLIOS OF INVESTMENTS
March 31, 2001

CALIFORNIA HIGH-YIELD SERIES

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        Value
    ------                                      -----------------                                -----------      ---------
  $2,500,000  Alameda, CA Certificates of Participation (City Hall Seismic Upgrade Project),
                6.20% due 5/1/2025 ............................................................     NR/A         $2,602,175
   1,000,000  California Department of Veterans Affairs Rev. (Home Purchase),
                5 1/2% due 12/1/2018* .........................................................    Aa3/AA         1,013,680
     500,000  California Educational Facilities Authority Rev. (Los Angeles College of
                Chiropractic Medicine), 5.60% due 11/1/2017 ...................................   Baa2/NR           496,770
   2,500,000  California Educational Facilities Authority Rev. (Loyola Marymount
                University), 5 3/4% due 10/1/2024 .............................................     A2/NR         2,591,025
   3,000,000  California Educational Facilities Authority Rev. (Pepperdine University),
                5% due 11/1/2029 ..............................................................     A1/NR         2,919,780
   2,500,000  California Health Facilities Financing Authority Rev. (Kaiser Permanente),
                5.40% due 5/1/2028 ............................................................     A3/A          2,426,850
   3,000,000  California Health Facilities Financing Authority Rev. (Cedars-Sinai
                Medical Center), 6 1/4% due 12/1/2034 .........................................     A2/NR         3,194,490
   1,500,000  California Housing Finance Agency Home Mortgage Rev., 6 3/8% due 8/1/2027*           Aa2/AA-        1,593,075
   2,500,000  California Housing Finance Agency (Single Family Mortgage),
                5.40% due 8/1/2028* ...........................................................    Aaa/AAA        2,533,825
   2,500,000  California Housing Finance Agency (Multi-Family Housing Rev.),
                5 3/8% due 2/1/2036* ..........................................................    Aa3/AA-        2,456,900
   1,750,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5 7/8% due 6/1/2023* ...........................................     B3/CCC        1,505,035
   1,000,000  California Pollution Control Financing Authority Rev. (Pacific Gas &
                Electric Co.), 5.85% due 12/1/2023* ...........................................     B3/CCC          860,030
   3,500,000  California Statewide Certificates of Participation (Children's Hospital of
                Los Angeles), 5 1/4% due 8/15/2029 ............................................     A1/A+         3,360,245
   2,500,000  Cupertino, CA Certificates of Participation (Capital Improvement Projects),
                5 3/4% due 1/1/2016 ...........................................................     A1/A+         2,571,825
   1,500,000  Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev.,
                5 3/4% due 1/15/2040 ..........................................................   Baa3/BBB-       1,510,650
   2,500,000  Los Angeles, CA Department of Water & Power Electric Plant Rev.,
                5 1/2% due 6/15/20290 .........................................................    Aaa/AAA        2,687,725
   2,985,000  Modesto, CA Irrigation District Certificates of Participation,
                5.30% due 7/1/2022 ............................................................     A2/A+         2,984,910
   2,005,000  Pleasanton, CA Joint Powers Financing Authority Reassessment Rev.,
                6.15% due 9/2/2012 ............................................................   Baa1/NR         2,101,481
   3,000,000  Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 ........   Baa1/A          3,140,520
   2,500,000  Sacramento, CA Municipal Utility District Electric Rev., 5 1/4% due 7/1/2028 ....     A2/A          2,489,025
   3,000,000  San Bernardino, CA Joint Powers Financing Authority (California Dept. of
                Transportation Lease), 5 1/2% due 12/1/2020 ...................................    Aa3/A          3,055,020

-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  0 Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2001

CALIFORNIA HIGH-YIELD SERIES (continued)

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
  $2,000,000  Washington Township, CA Hospital District Hospital Healthcare System Rev.,
                5 1/4% due 7/1/2029 ...........................................................     A2/NR       $ 1,920,240
                                                                                                                -----------
Total MUNICIPAL BONDS (Cost $49,047,066) -- 89.5% .............................................                  50,015,276
                                                                                                                -----------

                           VARIABLE RATE DEMAND NOTES
                                           --------------------------
   1,000,000  Delaware County, PA Industrial Development Authority Airport Facilities Rev.
                (United Parcel Service Project) due 12/15/2001 ................................     NR/A-1+       1,000,000
   1,700,000  New York State Energy Research and Development Authority Pollution
                Control Rev. (Niagara Power Corporation) due 7/1/2027 .........................     NR/A-1+       1,700,000
   2,500,000  North Central Texas Health Facility Development Corporation Rev.
                (Presbyterian Medical Center) due 12/1/2015 ................................... VMIG-1/A-1+       2,500,000
                                                                                                                -----------

TOTAL VARIABLE RATE DEMAND NOTES (Cost $5,200,000) -- 9.3% ................................................       5,200,000
                                                                                                                -----------
Other Assets Less Liabilities -- 1.2% .....................................................................         652,990
                                                                                                                -----------
NET ASSETS -- 100.0% ......................................................................................     $55,868,266
                                                                                                                ===========

CALIFORNIA QUALITY SERIES

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
  $3,000,000  California Department of Water Resources Water System Rev.
                (Central Valley Project), 6.10% due 12/1/20290 ................................    Aaa/AA       $ 3,390,840
   2,440,000  California Educational Facilities Authority Rev. (Pomona College),
                6% due 2/15/2017 ..............................................................    Aaa/AAA        2,539,552
   2,000,000  California Educational Facilities Authority Rev. (Stanford University),
                5.35% due 6/1/2027 ............................................................    Aaa/AAA        2,044,240
   4,000,000  California Educational Facilities Authority Rev. (University of San Diego),
                5% due 10/1/2028 ..............................................................    Aaa/NR         3,935,400
   4,000,000  California Educational Facilities Authority Rev. (University of Southern
                California), 5% due 10/1/2028 .................................................    Aa2/AA-        3,923,800
   2,710,000  California Housing Finance Agency Home Mortgage Rev., 6 3/4% due 2/1/2025* ......    Aa2/AA-        2,796,368
   4,000,000  California Pollution Control Financing Authority Rev. (Mobil Oil
                Corporation Project), 5 1/2% due 12/1/2029* ...................................    Aaa/AAA        4,141,280
   4,000,000  California State GOs, 5 3/8% due 10/1/2027 ......................................    Aa2/AA         4,103,240
   3,780,000  California State Veterans' GOs, 5.70% due 12/1/2032* ............................    Aa2/AA         3,843,315
   2,500,000  California Statewide Communities Development Authority Certificates of
                Participation (Citrus Valley Health Partners, Inc.), 5 1/8% due 4/1/2023 ......    Aaa/AAA        2,502,675
   3,000,000  California Statewide Communities Development Authority Certificates of
                Participation (The Trustees of the J. Paul Getty Trust), 5% due 10/1/2023 .....    Aaa/AAA        2,972,010

-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  0 Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2001

CALIFORNIA QUALITY SERIES (continued)

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
  $4,000,000  Contra Costa, CA Water District Rev., 5% due 10/1/2024 ..........................    Aaa/AAA      $ 3,956,360
   3,500,000  East Bay, CA Municipal Utility District Water System Rev., 5% due 6/1/2026 ......    Aaa/AAA        3,450,440
   2,500,000  Eastern Municipal Water District, CA Water and Sewer Rev.,
                6 3/4% due 7/1/2012 ...........................................................    Aaa/AAA        3,061,775
   3,000,000  Fresno, CA Sewer System Rev., 5 1/4% due 9/1/2019 ...............................    Aaa/AAA        3,171,270
   4,000,000  Los Angeles, CA Department of Water & Power Electric Plant Rev.,
                5 1/2% due 6/15/20290 .........................................................    Aaa/AAA        4,300,360
   4,000,000  Los Angeles, CA Department of Water & Power Waterworks Rev.,
                5 1/8% due 7/1/2041 ...........................................................    Aa3/AA         3,901,200
   1,000,000  Marin, CA Municipal Water District Water Rev., 5.65% due 7/1/2023 ...............     A1/AA         1,030,170
   2,000,000  Metropolitan Water District of Southern California Waterworks GOs,
                4 3/4% due 3/1/2037 ...........................................................    Aaa/AAA        1,849,960
   4,500,000  Orange County, CA Local Transportation Authority (Measure M Sales
                Tax Rev.), 6% due 2/15/2009 ...................................................    Aaa/AAA        5,109,120
   1,000,000  Rancho, CA Water District Financing Authority Rev., 5.90% due 11/1/2015 .........    Aaa/AAA        1,075,160
   4,000,000  Regents of the University of California Rev. (Multiple Purpose Projects),
                5 3/8% due 9/1/2024 ...........................................................    Aaa/AAA        4,115,720
   1,000,000  Sacramento County, CA Sanitation Districts Financing Authority Rev.
                (Sacramento Regional County Sanitation District), 5 7/8% due 12/1/2027 ........    Aa3/AA         1,054,190
   4,300,000  San Diego, CA Public Facilities Financing Authority Sewer Rev.,
                5% due 5/15/2029 ..............................................................    Aaa/AAA        4,223,288
   4,250,000  San Francisco Bay Area Rapid Transit District, CA (Sales Tax Rev.),
                5% due 7/1/2028 ...............................................................    Aaa/AAA        4,181,320
   3,000,000  San Francisco, CA City and County Airports Commission Rev.
                (International Airport), 6.60% due 5/1/2024* ..................................    Aaa/AAA        3,244,470
                                                                                                                -----------

TOTAL MUNICIPAL BONDS (Cost $80,162,528) -- 99.0% ........................................................       83,917,523
VARIABLE RATE DEMAND NOTES (Cost $3,500,000) -- 4.1% .....................................................        3,500,000
OTHER ASSETS LESS LIABILITIES -- (3.1)% ..................................................................       (2,662,372)
                                                                                                                -----------
NET ASSETS--100.0% .......................................................................................      $84,755,151
                                                                                                                ===========

-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  0 Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2001

FLORIDA SERIES

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
  $2,000,000  Broward County, FL Airport System Rev., 5% due 10/1/2023 ........................    Aaa/AAA      $ 1,911,560
   1,000,000  Dade County, FL Aviation Rev., 6 1/8% due 10/1/2020* ............................    Aaa/AAA        1,055,210
   2,000,000  Dade County, FL Public Improvement GOs, 5 3/4% due 10/1/2016 ....................    Aaa/AAA        2,118,260
   1,750,000  Escambia County, FL Health Facilities Authority Rev. (Ascension Health
                Credit Group), 6% due 11/15/2031 ..............................................    Aa2/AA         1,872,762
     945,000  Florida Housing Finance Agency Rev. (General Mortgage),
                6.35% due 6/1/2014 ............................................................     NR/AAA          987,676
     680,000  Florida Housing Finance Agency Rev. (Single Family Mortgage),
                6.55% due 7/1/2014* ...........................................................    Aaa/AAA          728,219
     935,000  Florida Housing Finance Agency Rev. (Homeowner Mortgage),
                6.20% due 7/1/2027* ...........................................................    Aa3/AA           978,057
     750,000  Florida Housing Finance Agency Rev. (Homeowner Mortgage),
                5.95% due 1/1/2032* ...........................................................    Aaa/AAA          774,698
   2,500,000  Florida Ports Financing Commission Rev. (State Transportation Trust Fund),
                5 3/8% due 6/1/2027* ..........................................................    Aaa/AAA        2,514,400
   2,500,000  Florida State Turnpike Authority Rev., 5 5/8% due 7/1/2025 ......................    Aaa/AAA        2,571,175
   2,000,000  Greater Orlando Aviation Authority, FL Airport Facilities Rev.,
                5 1/4% due 10/1/2023* .........................................................    Aaa/AAA        1,986,940
   2,500,000  Hillsborough County, FL Aviation Authority Rev. (Tampa International
                Airport), 5 3/8% due 10/1/2023* ...............................................    Aaa/AAA        2,512,375
   2,000,000  Hillsborough County, FL School Board (Certificates of Participation),
                6% due 7/1/20250 ..............................................................    Aaa/AAA        2,285,500
   2,000,000  Jacksonville Electric Authority, FL Rev. (Electric System),
                5.10% due 10/1/2032 ...........................................................    Aa2/AA         1,953,720
   2,000,000  Jacksonville Electric Authority, FL Rev. (Water & Sewer System),
                5 5/8% due 10/1/2037 ..........................................................    Aa3/AA-        2,023,060
   1,000,000  Jacksonville, FL Port Authority Airport Rev., 6 1/4% due 10/1/2024* .............    Aaa/AAA        1,063,770
   2,000,000  Jacksonville, FL Sewage & Solid Waste Disposal Facilities Rev.
                (Anheuser-Busch Project), 5 7/8% due 2/1/2036* ................................     A1/A+         2,081,680
   2,000,000  Marion County, FL Hospital District Health System Rev. (Munroe Regional
                Health System), 5 5/8% due 10/1/2024 ..........................................     A2/NR         1,980,700
   2,000,000  Polk County, FL Industrial Development Authority Solid Waste Disposal
                Facilities Rev. (Tampa Electric Company Project), 5.85% due 12/1/2030* ........    Aa2/AA         2,062,440
   2,000,000  Reedy Creek Improvement District, FL Utilities Rev., 5 1/8% due 10/1/2019 .......    Aaa/AAA        2,005,560
   1,750,000  Tampa Bay, FL Regional Water Supply Utility System Authority Rev.,
                5 3/4% due 10/1/2029 ..........................................................    Aaa/AAA        1,863,592

-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  0 Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2001

FLORIDA SERIES (continued)

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
    $500,000  Village Center Community Development District, FL Recreational Rev.,
                5.20% due 11/1/2025 ...........................................................    Aaa/NR       $   496,275
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $36,085,992) -- 92.9% .............................................                  37,827,629
VARIABLE RATE DEMAND NOTES (Cost $2,000,000) -- 4.9% ..........................................                   2,000,000
OTHER ASSETS LESS LIABILITIES -- 2.2% .........................................................                     877,371
                                                                                                                -----------
NET ASSETS -- 100.0% ..........................................................................                 $40,705,000
                                                                                                                ===========

NORTH CAROLINA SERIES
     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
  $1,250,000  Appalachian State University, NC Housing & Student Center System Rev.,
                5 5/8% due 7/15/2015 ..........................................................    Aaa/AAA       $1,296,825
   1,250,000  Asheville, NC Water System Rev., 5.70% due 8/1/2025 .............................    Aaa/AAA        1,312,638
   2,000,000  Charlotte-Mecklenburg Hospital Authority, NC Health Care System Rev.,
                5 3/4% due 1/15/2021 ..........................................................    Aa3/AA         2,064,400
   1,000,000  Charlotte, NC Certificates of Participation (Charlotte-Mecklenburg Law
                Enforcement Center Project),  5 3/8% due 6/1/2013 .............................    Aa1/AA+        1,030,950
   1,000,000  Charlotte, NC Storm Water Fee Rev., 6% due 6/1/2025 .............................    Aa2/AA+        1,098,470
   1,000,000  Charlotte, NC Water & Sewer GOs, 5.90% due 2/1/20170 ............................    Aaa/AAA        1,082,050
   1,250,000  Charlotte, NC Water & Sewer System Rev., 5 1/4% due 6/1/2025 ....................    Aa1/AA+        1,265,637
   1,000,000  Concord, NC Utilities System Rev., 5% due 12/1/2022 .............................    Aaa/AAA        987,160
   1,500,000  Fayetteville, NC Public Works Commission Rev., 5 1/8% due 3/1/2024 ..............    Aaa/AAA        1,501,485
   2,500,000  Martin County Industrial Facilities and Pollution Control Financing
                Authority, NC Solid Waste Disposal Rev. (Weyerhaeuser Company
                Project), 6% due 11/1/2025* ...................................................     A2/A          2,481,100
   1,170,000  North Carolina Housing Finance Agency Rev. (Single Family),
                6 1/2% due 3/1/2018 ...........................................................    Aa2/AA         1,219,456
   1,000,000  North Carolina Housing Finance Agency Rev. (Home Ownership),
                6.40% due 7/1/2028* ...........................................................    Aa2/AA         1,056,630
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (First Health of the
                Carolinas Project), 5% due 10/1/2028 ..........................................    Aa3/AA-        1,408,830
   1,500,000  North Carolina Medical Care Commission Hospital Rev. (Gaston Health
                Care), 5% due 2/15/2029 .......................................................     A1/A+         1,338,825
   1,500,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5 3/4% due 1/1/2015 ...........................................................    Aaa/AAA        1,527,855

-------------------
  + Ratings have not been audited by Deloitte & Touche LLP.
  0 Pre-refunded security.
  * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
March 31, 2001

NORTH CAROLINA SERIES (continued)

     FACE                                                                                         RATINGS+         MARKET
    AMOUNT                                       MUNICIPAL BONDS                                 MOODY'S/S&P        VALUE
    ------                                      -----------------                                -----------      ---------
  $1,750,000  North Carolina Municipal Power Agency No. 1 Catawba Electric Rev.,
                5% due 1/1/2020++ .............................................................    Aaa/AAA      $ 1,771,175
   1,000,000  Orange, NC Water & Sewer Authority Rev., 5.20% due 7/1/2016 .....................    Aa2/AA         1,013,690
   1,250,000  University of North Carolina at Charlotte Rev. (Student Activity Center),
                5 1/2% due 6/1/2021 ...........................................................    Aaa/AAA        1,286,750
   1,000,000  University of North Carolina at Chapel Hill Hospital Rev.,
                5 1/4% due 2/15/2026 ..........................................................    Aa3/AA           988,980
   1,550,000  Wake County Industrial Facilities & Pollution Control Financing Authority,
                NC (Carolina Power & Light), 6.90% due 4/1/2009 ...............................    A2/A           1,577,233
                                                                                                                -----------
TOTAL MUNICIPAL BONDS (Cost $26,414,940) -- 92.6% .............................................                  27,310,139
                                                                                                                -----------

                           VARIABLE RATE DEMAND NOTES
                                           --------------------------
     900,000  Harris County, TX Health Facility Development Corporation Rev.
                (St. Luke's Episcopal Hospital) due 2/15/2027 .................................    N/R/A-1+         900,000
     100,000  Lehigh County, PA General Purpose Authority Rev. (Lehigh Valley Health
                Networks) due 7/1/2028 ........................................................ VMIG-1/A-1+         100,000
     300,000  Lehigh County, PA General Purpose Authority Rev. (Lehigh Valley Health
                Networks) due 7/1/2029 ........................................................ VMIG-1/A-1+         300,000
     600,000  North Central Texas Health Facility Development Corparation Rev.
                (Presbyterian Medical Center) due 12/1/2015 ................................... VMIG-1/A-1+         600,000
                                                                                                                -----------
TOTAL VARIABLE RATE DEMAND NOTES (Cost $1,900,000) -- 6.4% ....................................                   1,900,000
                                                                                                                -----------
OTHER ASSETS LESS LIABILITIES -- 1.0% .........................................................                     302,399
                                                                                                                -----------
NET ASSETS -- 100.0% ..........................................................................                 $29,512,538
                                                                                                                ===========

--------------------
  + Ratings have not been audited by Deloitte & Touche LLP. ++
 Escrowed-to-maturity security.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2001

                                             CALIFORNIA     CALIFORNIA                      NORTH
                                             HIGH-YIELD       QUALITY        FLORIDA       CAROLINA
                                               SERIES         SERIES          SERIES        SERIES
                                             -----------    -----------    -----------    -----------
ASSETS:
Investments, at value
   (See Portfolios of Investments):
   Long-term holdings ...................    $50,015,276    $83,917,523    $37,827,629    $27,310,139
   Short-term holdings ..................      5,200,000      3,500,000      2,000,000      1,900,000
                                             -----------    -----------    -----------    -----------
                                              55,215,276     87,417,523     39,827,629     29,210,139
Cash ....................................             --         94,998         75,940         86,700
Interest receivable .....................        794,481      1,391,196        829,225        418,164
Receivable for securities sold ..........        200,443             --             --             --
Receivable from the Manager .............         14,635             --         14,777             --
Expenses prepaid to shareholder
   service agent ........................          5,736          6,883          1,446          3,059
Receivable for Shares of Beneficial
   Interest sold ........................             --         97,942         99,215         78,649
Other ...................................         12,321          2,146          3,924            507
                                             -----------    -----------    -----------    -----------
Total Assets ............................     56,242,892     89,010,688     40,852,156     29,797,218
                                             -----------    -----------    -----------    -----------
LIABILITIES:
Bank overdraft ..........................        130,662             --             --             --
Dividends payable .......................         84,599        125,135         62,419         40,845
Payable for Shares of Beneficial Interest
   repurchased ..........................         55,215         69,254             --        180,732
Payable for securities purchased ........             --      3,919,555             --             --
Accrued expenses and other ..............        104,150        141,593         84,737         63,103
                                             -----------    -----------    -----------    -----------
Total Liabilities .......................        374,626      4,255,537        147,156        284,680
                                             -----------    -----------    -----------    -----------
Net Assets ..............................    $55,868,266    $84,755,151    $40,705,000    $29,512,538
                                             ===========    ===========    ===========    ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par:
   Class A ..............................    $     7,299    $    11,799    $     4,773    $     3,327
   Class C ..............................            419            180            213            254
   Class D ..............................            860            492            217            189
Additional paid-in capital ..............     54,879,172     81,263,139     38,944,994     28,620,509
Undistributed/(dividends in excess of)
   net investment income ................          6,722           (480)         6,908         (3,322)
Undistributed/accumulated net
   realized gain (loss) .................          5,584       (274,974)         6,258         (3,618)
Net unrealized appreciation
   of investments .......................        968,210      3,754,995      1,741,637        895,199
                                             -----------    -----------    -----------    -----------
Net Assets ..............................    $55,868,266    $84,755,151    $40,705,000    $29,512,538
                                             ===========    ===========    ===========    ===========
NET ASSETS:
   Class A ..............................    $47,533,368    $80,201,660    $37,337,187    $26,053,383
   Class C ..............................    $ 2,728,726    $ 1,217,954    $ 1,665,855    $ 1,983,877
   Class D ..............................    $ 5,606,172    $ 3,335,537    $ 1,701,958    $ 1,475,278
SHARES OF BENEFICIAL INTEREST OUTSTANDING (Unlimited shares authorized; $0.001 par value):
   Class A ..............................      7,298,560     11,799,110      4,773,277      3,327,313
   Class C ..............................        418,569        179,607        212,578        253,597
   Class D ..............................        859,963        492,213        217,206        188,542
NET ASSET VALUE PER SHARE:
Class A .................................          $6.51          $6.80          $7.82          $7.83
Class C .................................          $6.52          $6.78          $7.84          $7.82
Class D .................................          $6.52          $6.78          $7.84          $7.82

---------------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2001

                                            CALIFORNIA      CALIFORNIA                       NORTH
                                            HIGH-YIELD        QUALITY        FLORIDA        CAROLINA
                                              SERIES          SERIES          SERIES         SERIES
                                           -----------     -----------     -----------     -----------
INVESTMENT INCOME:
Interest ..............................    $ 1,497,580     $ 2,127,804     $ 1,048,326     $   770,147
                                           -----------     -----------     -----------     -----------
EXPENSES:
Management fees .......................        136,798         201,610          96,664          69,989
Distribution and service fees .........         63,191          58,026          57,789          43,789
Shareholder account services ..........         39,171          50,013          25,999          20,273
Auditing and legal fees ...............         18,843          22,750          15,639          15,492
Custody and related services ..........         17,750          11,400           7,350           3,919
Registration ..........................          9,538          12,200           9,050           8,600
Shareholder reports and communications           5,194          10,139           5,177           4,234
Trustees' fees and expenses ...........            942           1,123           1,752           1,910
Miscellaneous .........................          1,628           2,373           1,371           1,156
                                           -----------     -----------     -----------     -----------
Total Expenses Before Reimbursement ...        293,055         369,634         220,791         169,362
Reimbursement of expenses .............        (64,634)             --         (75,140)             --
                                           -----------     -----------     -----------     -----------
Total Expenses After Reimbursement ....        228,421         369,634         145,651         169,362
                                           -----------     -----------     -----------     -----------
Net Investment Income .................      1,269,159       1,758,170         902,675         600,785
                                           -----------     -----------     -----------     -----------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments        186,387         (48,815)         37,295          72,680
Net change in unrealized appreciation/
   depreciation of investments ........      1,319,805       3,507,856       1,777,275       1,052,115
                                           -----------     -----------     -----------     -----------
Net Gain on Investments ...............      1,506,192       3,459,041       1,814,570       1,124,795
                                           -----------     -----------     -----------     -----------
Increase in Net Assets from Operations     $ 2,775,351     $ 5,217,211     $ 2,717,245     $ 1,725,580
                                           -----------     -----------     -----------     -----------

--------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                            CALIFORNIA HIGH-YIELD SERIES         CALIFORNIA QUALITY SERIES
                                          --------------------------------      ---------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                3/31/01          9/30/00          3/31/01          9/30/00
                                              ----------        ---------       ----------        ---------
OPERATIONS:
Net investment income ..................     $ 1,269,159     $  2,913,942      $ 1,758,170     $  3,575,696
Net realized gain (loss) on investments          186,387         (180,803)         (48,815)         288,511
Net change in unrealized appreciation/
   depreciation of investments .........       1,319,805        1,019,062        3,507,856        1,703,233
                                             -----------     ------------      -----------     ------------
Increase in Net Assets
   from Operations .....................       2,775,351        3,752,201        5,217,211        5,567,440
                                             -----------     ------------      -----------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .............................      (1,108,615)      (2,583,071)      (1,688,040)      (3,416,025)
   Class C .............................         (42,563)         (54,390)          (8,213)          (4,261)
   Class D .............................        (111,259)        (276,481)         (62,397)        (155,410)
Net realized gain on investments:
   Class A .............................              --         (681,175)        (207,155)        (824,137)
   Class C .............................              --          (14,435)            (745)            (108)
   Class D .............................              --          (94,111)         (10,501)         (48,062)
                                             -----------     ------------      -----------     ------------
Decrease in Net Assets
   from Distributions ..................      (1,262,437)      (3,703,663)      (1,977,051)      (4,448,003)
                                             -----------     ------------      -----------     ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ......       6,065,759        6,242,146        5,322,517        3,003,653
Investment of dividends ................         741,616        1,653,092          870,573        1,659,067
Exchanged from associated Funds ........       1,317,915        4,370,134        5,016,236        2,549,385
Shares issued in payment of
   gain distributions ..................              --          557,051          131,480          503,970
                                             -----------     ------------      -----------     ------------
Total ..................................       8,125,290       12,822,423       11,340,806        7,716,075
                                             -----------     ------------      -----------     ------------
Cost of shares repurchased .............      (4,362,160)     (18,350,524)      (3,666,944)     (10,873,129)
Exchanged into associated Funds ........      (4,749,549)      (5,684,909)        (933,689)      (2,276,589)
                                             -----------     ------------      -----------     ------------
Total ..................................      (9,111,709)     (24,035,433)      (4,600,633)     (13,149,718)
                                             -----------     ------------      -----------     ------------
Increase (Decrease) in Net Assets
   from Capital Share Transactions .....        (986,419)     (11,213,010)       6,740,173       (5,433,643)
                                             -----------     ------------      -----------     ------------
Increase (Decrease) in Net Assets ......         526,495      (11,164,472)       9,980,333       (4,314,206)

NET ASSETS:
Beginning of period ....................      55,341,771       66,506,243       74,774,818       79,089,024
                                             -----------     ------------      -----------     ------------
End of Period* .........................     $55,868,266     $ 55,341,771      $84,755,151     $ 74,774,818
                                             ===========     ============      ===========     ============

---------------
* Net of undistributed/(dividends in excess
  of) net investment income as follows:           $6,722               --            $(480)              --
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   FLORIDA SERIES                  NORTH CAROLINA SERIES
                                          --------------------------------      ---------------------------
                                              SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                                3/31/01          9/30/00          3/31/01          9/30/00
                                              ----------        ---------       ----------        ---------
OPERATIONS:
Net investment income ................       $   902,675      $ 1,903,231       $   600,785     $ 1,246,725
Net realized gain on investments .....            37,295          107,669            72,680         121,975
Net change in unrealized appreciation/
   depreciation of investments .......         1,777,275          390,337         1,052,115           8,231
                                             -----------      -----------       -----------     -----------
Increase in Net Assets
   from Operations ...................         2,717,245        2,401,237         1,725,580       1,376,931
                                             -----------      -----------       -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ...........................          (845,734)      (1,818,184)         (562,040)     (1,185,581)
   Class C ...........................           (17,597)         (15,993)          (16,802)         (4,991)
   Class D ...........................           (32,436)         (69,054)          (25,265)        (56,153)
Net realized gain on investments:
   Class A ...........................          (125,081)        (222,212)          (77,096)       (342,478)
   Class C ...........................            (2,517)          (1,469)           (1,858)           (129)
   Class D ...........................            (5,634)         (10,618)           (3,847)        (19,882)
                                             -----------      -----------       -----------     -----------
Decrease in Net Assets
   from Distributions ................        (1,028,999)      (2,137,530)         (686,908)     (1,609,214)
                                             -----------      -----------       -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ....         4,380,926        3,114,826         2,032,827       1,363,046
Investment of dividends ..............           391,750          683,899           319,983         623,699
Exchanged from associated Funds ......         3,052,697        2,330,562           793,189         563,578
Shares issued in payment of
   gain distributions ................            78,819          113,527            59,343         265,268
                                             -----------      -----------       -----------     -----------
Total ................................         7,904,192        6,242,814         3,205,342       2,815,591
                                             -----------      -----------       -----------     -----------
Cost of shares repurchased ...........        (3,138,566)      (6,943,778)       (1,341,073)     (4,464,682)
Exchanges into associated Funds ......        (2,859,762)      (2,154,127)         (171,130)       (254,861)
                                             -----------      -----------       -----------     -----------
Total ................................        (5,998,328)      (9,097,905)       (1,512,203)     (4,719,543)
                                             -----------      -----------       -----------     -----------
Increase (Decrease) in Net Assets
   from Capital Share Transactions ...         1,905,864       (2,855,091)        1,693,139      (1,903,952)
                                             -----------      -----------       -----------     -----------
Increase (Decrease) in Net Assets ....         3,594,110       (2,591,384)        2,731,811      (2,136,235)

NET ASSETS:
Beginning of period ..................        37,110,890       39,702,274        26,780,727      28,916,962
                                             -----------      -----------       -----------     -----------
End of Period* .......................       $40,705,000      $37,110,890       $29,512,538     $26,780,727
                                             ===========      ===========       ===========     ===========

----------------
* Net of undistributed/(dividends in excess
  of) net investment income as follows:           $6,908               --           $(3,322)             --
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Municipal Series Trust (the "Trust") consists of four separate series: the "California High-Yield Series," the "California Quality Series," the "Florida Series," and the "North Carolina Series." Each Series of the Trust offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Trust:

a. Security Valuation -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal in come tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Trust amortizes original issue discounts and premiums paid on purchases of portfolio securities.

      The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Trust will begin amortizing market discounts on purchases of portfolio securities effective October 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net assets of the Trust.

d. Multiple Class Allocations -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2001, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- Dividends are declared daily and paid monthly. Other distributions paid by the Trust are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Series of the Trust.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2001, were as follows:

   SERIES                    PURCHASES             SALES
------------                -----------          ----------
California High-Yield       $        --          $5,294,494
California Quality           11,686,040           4,707,920
Florida                       1,250,000           1,514,945
North Carolina                       --           1,132,750

    At March 31, 2001, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                               TOTAL            TOTAL
                            UNREALIZED       UNREALIZED
  SERIES                   APPRECIATION     DEPRECIATION
-----------                ------------     ------------
California High-Yield        $1,680,109        $711,899
California Quality            3,945,308         190,313
Florida                       1,811,262          69,625
North Carolina                1,025,715         130,516

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Trust and provides the necessary personnel and facilities. Compensation of all officers of the Trust, all trustees of the Trust who are employees of the Manager, and all personnel of the Trust and the Manager is paid by the Manager. The Manager's fee is calculated daily and payable monthly, equal to 0.50% per annum of each Series' average daily net assets. The Manager, at its discretion, has agreed to reimburse expenses, other than distribution and service fees, that exceed 0.60% and 0.45% per annum of the average daily net assets of California High-Yield Series and Florida Series, respectively.

NOTES TO FINANCIAL STATEMENTS

    Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions from sales of Class A shares, after commissions were paid to dealers for sales of Class A and Class C shares:

                         DISTRIBUTOR             DEALER
   SERIES                CONCESSIONS           COMMISSIONS
------------             -----------           -----------
California High-Yield       $5,147               $40,592
California Quality           7,202                56,390
Florida                      7,871                62,775
North Carolina               3,504                26,484

    The Trust has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Trust pursuant to the Plan. For the six months ended March 31, 2001, for California High-Yield Series, California Quality Series, Florida Series, and North Carolina Series, fees incurred under the Plan aggregated $23,288, $38,239, $45,145, and $32,232, respectively, or 0.10%, 0.10%, 0.25%, and 0.25%, respectively, per annum of average daily net assets of Class A shares.

    Under the Plan, with respect to Class C shares and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Trust to the Distributor pursuant to the Plan. For the six months ended March 31, 2001, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

   SERIES                  CLASS C               CLASS D
------------               -------               -------
California High-Yield      $11,051               $28,852
California Quality           2,305                17,482
Florida                      4,465                 8,179
North Carolina               4,627                 6,930

    The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended March 31, 2001, such charges amounted to $576 for California High-Yield Series, $363 for California Quality Series, $26 for Florida Series, and $0 for North Carolina Series.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Trust shares, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2001, Seligman Services, Inc. received commissions from the sales of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:

                                          DISTRIBUTION AND
  SERIES                   COMMISSIONS      SERVICE FEES
----------                 -----------    ----------------
California High-Yield        $4,234             $2,041
California Quality            4,593              1,292
Florida                         111              1,744
North Carolina                1,025              1,211

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

  SERIES
----------
California High-Yield       $39,171
California Quality           50,013
Florida                      25,999
North Carolina               20,273

     Certain officers and trustees of the Trust are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Trust has a compensation agreement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Trust or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in trustees' fees and expenses, and the accumulated balances thereof at March 31, 2001, are included in other liabilities as follows:

  SERIES
-----------
California High-Yield       $19,016
California Quality           19,146
Florida                      10,343
North Carolina                8,002

5. Committed Line of Credit -- The Trust is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2001, the Trust did not borrow from the credit facility.

6. Capital Loss Carryforward -- At September 30, 2000, the California High-Yield Series had a net capital loss carryforward for federal income tax purposes of $180,803, which is available for offset against future taxable net capital gains, expiring in 2008. Accordingly, no capital gain distribution is expected to be paid to shareholders of this Series until net capital gains have been realized in excess of the available capital loss carryforward.

NOTES TO FINANCIAL STATEMENTS

7. Transactions in Shares of Beneficial Interest -- Transactions in Shares of Beneficial Interest were as follows:

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
CALIFORNIA HIGH-YIELD SERIES                          SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         770,892      $  4,976,980          903,405     $  5,517,451
Investment of dividends ......................          97,675           629,377          234,409        1,434,543
Exchanged from associated Funds ..............         107,660           696,813          516,737        3,175,081
Shares issued in payment of gain distributions              --                --           79,138          483,536
                                                    ----------      ------------       ----------     ------------
Total ........................................         976,227         6,303,170        1,733,689       10,610,611
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................        (552,159)       (3,544,453)      (2,677,244)     (16,355,798)
Exchanged into associated Funds ..............        (692,367)       (4,426,315)        (694,790)      (4,215,175)
                                                    ----------      ------------       ----------     ------------
Total ........................................      (1,244,526)       (7,970,768)      (3,372,034)     (20,570,973)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................        (268,299)     $ (1,667,598)      (1,638,345)    $ (9,960,362)
                                                    ==========      ============       ==========     ============

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
CALIFORNIA QUALITY SERIES                             SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         650,624      $  4,342,273          437,371     $  2,790,181
Investment of dividends ......................         125,959           844,708          255,867        1,608,821
Exchanged from associated Funds ..............         736,990         4,865,758          319,104        1,996,568
Shares issued in payment of gain distributions          19,299           126,791           77,695          487,923
                                                    ----------      ------------       ----------     ------------
Total ........................................       1,532,872        10,179,530        1,090,037        6,883,493
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................        (454,423)       (3,039,820)      (1,565,272)      (9,853,889)
Exchanged into associated Funds ..............        (136,684)         (924,995)        (316,786)      (1,987,983)
                                                    ----------      ------------       ----------     ------------
Total ........................................        (591,107)       (3,964,815)      (1,882,058)     (11,841,872)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         941,765      $  6,214,715         (792,021)    $ (4,958,379)
                                                    ==========      ============       ==========     ============

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
FLORIDA SERIES                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         428,972      $  3,340,192          342,659     $  2,513,913
Investment of dividends ......................          48,328           372,325           91,309          667,830
Exchanged from associated Funds ..............         369,283         2,875,400          288,712        2,096,553
Shares issued in payment of gain distributions           9,907            74,470           15,100          110,685
                                                    ----------      ------------       ----------     ------------
Total ........................................         856,490         6,662,387          737,780        5,388,981
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................        (393,931)       (3,038,479)        (877,533)      (6,392,812)
Exchanged into associated Funds ..............        (360,156)       (2,816,663)        (261,420)      (1,904,091)
                                                    ----------      ------------       ----------     ------------
Total ........................................        (754,087)       (5,855,142)      (1,138,953)      (8,296,903)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         102,403      $    807,245         (401,173)    $ (2,907,922)
                                                    ==========      ============       ==========     ============

                                                                               CLASS A
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
NORTH CAROLINA SERIES                                 SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         109,542      $    841,290          107,275     $    798,174
Investment of dividends ......................          38,420           296,397           79,404          588,024
Exchanged from associated Funds ..............          16,986           131,022           72,301          533,516
Shares issued in payment of gain distributions           7,187            54,399           33,442          248,811
                                                    ----------      ------------       ----------     ------------
Total ........................................         172,135         1,323,108          292,422        2,168,525
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................        (150,307)       (1,162,105)        (538,330)      (3,980,124)
Exchanged into associated Funds ..............          (6,435)          (49,375)         (27,905)        (206,748)
                                                    ----------      ------------       ----------     ------------
Total ........................................        (156,742)       (1,211,480)        (566,235)      (4,186,872)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................          15,393      $    111,628         (273,813)    $ (2,018,347)
                                                    ==========      ============       ==========     ============

                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
CALIFORNIA HIGH-YIELD SERIES                          SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         147,438      $    948,140           88,081     $    547,540
Investment of dividends ......................           4,179            27,010            6,384           39,157
Exchanged from associated Funds ..............          38,018           245,319               --               --
Shares issued in payment of gain distributions              --                --            2,158           13,206
                                                    ----------      ------------       ----------     ------------
Total ........................................         189,635         1,220,469           96,623          599,903
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................         (12,548)          (80,416)         (16,621)        (100,155)
Exchanged into associated Funds ..............          (2,451)          (15,967)          (1,690)         (10,399)
                                                    ----------      ------------       ----------     ------------
Total ........................................         (14,999)          (96,383)         (18,311)        (110,554)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         174,636      $  1,124,086           78,312     $    489,349
                                                    ==========      ============       ==========     ============

                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
CALIFORNIA QUALITY SERIES                             SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         143,037      $    964,244           29,160     $    183,372
Investment of dividends ......................             589             3,951              612            3,870
Exchanged from associated Funds ..............          11,310            75,793               --               --
Shares issued in payment of gain distributions              92               602               17              108
                                                    ----------      ------------       ----------     ------------
Total ........................................         155,028         1,044,590           29,789          187,350
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................          (5,415)          (36,693)              (1)              (6)
Exchanged into associated Funds ..............          (1,284)           (8,694)              --               --
                                                    ----------      ------------       ----------     ------------
Total ........................................          (6,699)          (45,387)              (1)              (6)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         148,329      $    999,203           29,788     $    187,344
                                                    ==========      ============       ==========     ============

                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
FLORIDA SERIES                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         114,005      $    890,726           65,682     $    482,545
Investment of dividends ......................             254             1,979               66              493
Exchanged from associated Funds ..............           5,102            39,947               --               --
Shares issued in payment of gain distributions              86               647               --               --
                                                    ----------      ------------       ----------     ------------
Total ........................................         119,447           933,299           65,748          483,038
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................             (91)             (700)          (5,228)         (39,261)
Exchanged into associated Funds ..............              --                --           (1,432)         (10,279)
                                                    ----------      ------------       ----------     ------------
Total ........................................             (91)             (700)          (6,660)         (49,540)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         119,356      $    932,599           59,088     $    433,498
                                                    ==========      ============       ==========     ============

                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
NORTH CAROLINA SERIES                                 SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............         149,990      $  1,165,238           70,473     $    525,343
Investment of dividends ......................           1,296            10,042              343            2,577
Exchanged from associated Funds ..............          29,892           230,158               --               --
Shares issued in payment of gain distributions             246             1,858               17              129
                                                    ----------      ------------       ----------     ------------
Total ........................................         181,424         1,407,296           70,833          528,049
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................              --                --               (1)              (8)
Exchanged into associated Funds ..............              --                --               --               --
                                                    ----------      ------------       ----------     ------------
Total ........................................              --                --               (1)              (8)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         181,424      $  1,407,296           70,832     $    528,041
                                                    ==========      ============       ==========     ============

                                                                               CLASS D
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
CALIFORNIA HIGH-YIELD SERIES                          SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............          21,817      $    140,639           28,874     $    177,155
Investment of dividends ......................          13,210            85,229           29,282          179,392
Exchanged from associated Funds ..............          58,890           375,783          195,109        1,195,053
Shares issued in payment of gain distributions              --                --            9,854           60,309
                                                    ----------      ------------       ----------     ------------
Total ........................................          93,917           601,651          263,119        1,611,909
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................        (113,838)         (737,291)        (313,988)      (1,894,571)
Exchanged into associated Funds ..............         (47,708)         (307,267)        (239,802)      (1,459,335)
                                                    ----------      ------------       ----------     ------------
Total ........................................        (161,546)       (1,044,558)        (553,790)      (3,353,906)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         (67,629)     $   (442,907)        (290,671)    $ (1,741,997)
                                                    ==========      ============       ==========     ============

                                                                               CLASS D
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
CALIFORNIA QUALITY SERIES                             SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............           2,377      $     16,000            4,778     $     30,100
Investment of dividends ......................           3,285            21,914            7,400           46,376
Exchanged from associated Funds ..............          11,331            74,685           89,165          552,817
Shares issued in payment of gain distributions             625             4,087            2,546           15,939
                                                    ----------      ------------       ----------     ------------
Total ........................................          17,618           116,686          103,889          645,232
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................         (88,284)         (590,431)        (164,014)      (1,019,234)
Exchanged into associated Funds ..............              --                --          (46,387)        (288,606)
                                                    ----------      ------------       ----------     ------------
Total ........................................         (88,284)         (590,431)        (210,401)      (1,307,840)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................         (70,666)     $   (473,745)        (106,512)    $   (662,608)
                                                    ==========      ============       ==========     ============

                                                                               CLASS D
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
FLORIDA SERIES                                        SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............          19,605      $    150,008           16,339     $    118,368
Investment of dividends ......................           2,261            17,446            2,126           15,576
Exchanged from associated Funds ..............          17,954           137,350           32,543          234,009
Shares issued in payment of gain distributions             492             3,702              387            2,842
                                                    ----------      ------------       ----------     ------------
Total ........................................          40,312           308,506           51,395          370,795
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................         (12,675)          (99,387)         (70,909)        (511,705)
Exchanged into associated Funds ..............          (5,512)          (43,099)         (33,458)        (239,757)
                                                    ----------      ------------       ----------     ------------
Total ........................................         (18,187)         (142,486)        (104,367)        (751,462)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................          22,125      $    166,020          (52,972)    $   (380,667)
                                                    ==========      ============       ==========     ============

                                                                               CLASS D
                                                    --------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                               3/31/01                           9/30/00
                                                    ----------------------------      ----------------------------
NORTH CAROLINA SERIES                                 SHARES           AMOUNT           SHARES           AMOUNT
                                                    ----------      ------------      -----------     ------------
Net proceeds from sales of shares ............           3,471      $     26,299            5,298     $     39,529
Investment of dividends ......................           1,759            13,544            4,481           33,098
Exchanged from associated Funds ..............          56,003           432,009            4,135           30,062
Shares issued in payment of gain distributions             409             3,086            2,198           16,328
                                                    ----------      ------------       ----------     ------------
Total ........................................          61,642           474,938           16,112          119,017
                                                    ----------      ------------       ----------     ------------
Cost of shares repurchased ...................         (23,164)         (178,968)         (65,497)        (484,550)
Exchanged into associated Funds ..............         (15,730)         (121,755)          (6,538)         (48,113)
                                                    ----------      ------------       ----------     ------------
Total ........................................         (38,894)         (300,723)         (72,035)        (532,663)
                                                    ----------      ------------       ----------     ------------
Increase (decrease) ..........................          22,748      $    174,215          (55,923)    $   (413,646)
                                                    ==========      ============       ==========     ============

FINANCIAL HIGHLIGHTS

    The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

CALIFORNIA HIGH-YIELD SERIES

                                                                     CLASS A                                 CLASS C
                                                ---------------------------------------------------  -------------------------
                                                 SIX                                                  SIX
                                                 MONTHS           YEAR ENDED SEPTEMBER 30,           MONTHS   YEAR     5/27/99*
                                                 ENDED   ------------------------------------------  ENDED    ENDED      TO
PER SHARE DATA:                                 3/31/01  2000     1999     1998      1997     1996   3/31/01  9/30/00  9/30/99
                                                -------  -----    -----    -----     -----    -----  -------  -------  -------
Net Asset Value, Beginning of Period .......     $6.33   $6.28    $6.80    $6.61     $6.50    $6.47   $6.34    $6.29    $6.62
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Income from Investment Operations:
Net investment income ......................      0.15    0.32     0.31     0.32      0.34     0.36    0.12     0.27     0.09
Net realized and unrealized gain (loss)
   on investments ..........................      0.18    0.13    (0.50)    0.22      0.20     0.05    0.18     0.13    (0.33)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Total from Investment Operations ...........      0.33    0.45    (0.19)    0.54      0.54     0.41    0.30     0.40    (0.24)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Less Distributions:
Dividends from net investment income .......     (0.15)  (0.32)   (0.31)   (0.32)    (0.34)   (0.36)  (0.12)   (0.27)   (0.09)
Distributions from net realized capital gain        --   (0.08)   (0.02)   (0.03)    (0.09)   (0.02)     --    (0.08)      --
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Total Distributions ........................     (0.15)  (0.40)   (0.33)   (0.35)    (0.43)   (0.38)  (0.12)   (0.35)   (0.09)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Net Asset Value, End of Period .............     $6.51   $6.33    $6.28    $6.80     $6.61    $6.50   $6.52    $6.34    $6.29
                                                 =====   =====    =====    =====     =====    =====   =====    =====    =====
TOTAL RETURN:                                     5.30%   7.49%   (2.82)%   8.45%     8.74%    6.49%   4.83%    6.53%   (3.79)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ...    $47,533 $47,915   $57,807 $58,374   $52,883  $50,264  $2,729   $1,546    $1,041
Ratio of expenses to average net assets ....      0.70%+  0.71%     0.84%   0.82%     0.87%    0.84%   1.60%+   1.61%     1.72%+
Ratio of net income to average net assets ..      4.78%+  5.23%     4.71%   4.81%     5.26%    5.49%   3.88%+   4.33%     3.95%+
Portfolio turnover rate ....................        --    5.20%    27.61%  10.75%    22.42%   34.75%     --     5.20%    27.61%
Without expense reimbursement:**
Ratio of expenses to average net assets ....      0.94%+  0.91%                                        1.84%+   1.81%
Ratio of net income to average net assets ..      4.54%+  5.04%                                        3.64%+   4.13%

----------------
See footnotes on page 26.

FINANCIAL HIGHLIGHTS

                                                                                           CLASS D
                                                                 ---------------------------------------------------------
                                                                   SIX
                                                                  MONTHS              YEAR ENDED SEPTEMBER 30,
                                                                  ENDED    -----------------------------------------------
                                                                 3/31/01   2000       1999       1998      1997      1996
PER SHARE DATA:                                                  -------   -----      -----      -----     -----     -----
Net Asset Value, Beginning of Period....................          $6.34    $6.29      $6.80      $6.61     $6.51     $6.48
                                                                  -----    -----      -----      -----     -----     -----
Income from Investment Operations:
Net investment income...................................           0.12     0.27       0.25       0.26      0.28      0.30
Net realized and unrealized gain (loss)
   on investments.......................................           0.18     0.13      (0.49)      0.22      0.19      0.05
                                                                  -----    -----      -----      -----     -----     -----
Total from Investment Operations........................           0.30     0.40      (0.24)      0.48      0.47      0.35
                                                                  -----    -----      -----      -----     -----     -----
Less Distributions:
Dividends from net investment income....................          (0.12)   (0.27)     (0.25)     (0.26)    (0.28)    (0.30)
Distributions from net realized capital gain............             --    (0.08)     (0.02)     (0.03)    (0.09)    (0.02)
                                                                  -----    -----      -----      -----     -----     -----
Total Distributions.....................................          (0.12)   (0.35)     (0.27)     (0.29)    (0.37)    (0.32)
                                                                  -----    -----      -----      -----     -----     -----
Net Asset Value, End of Period..........................          $6.52    $6.34      $6.29      $6.80     $6.61     $6.51
                                                                  =====    =====      =====      =====     =====     =====
TOTAL RETURN:                                                      4.83%    6.53%     (3.54)%     7.47%     7.60%     5.53%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)................          $5,606   $5,880      $7,658    $6,393    $3,320    $1,919
Ratio of expenses to average net assets.................           1.60%+   1.61%       1.74%     1.73%     1.77%     1.74%
Ratio of net income to average net assets...............           3.88%+   4.33%       3.81%     3.90%     4.36%     4.59%
Portfolio turnover rate.................................             --     5.20%      27.61%    10.75%    22.42%    34.75%
Without expense reimbursement:**
Ratio of expenses to average net assets.................           1.84%+   1.81%
Ratio of net income to average net assets...............           3.64%+   4.13%

------------------
See footnotes on page 26.

FINANCIAL HIGHLIGHTS

CALIFORNIA QUALITY SERIES

                                                                     CLASS A                                 CLASS C
                                                ---------------------------------------------------  -------------------------
                                                 SIX                                                  SIX
                                                 MONTHS           YEAR ENDED SEPTEMBER 30,           MONTHS   YEAR     5/27/99*
                                                 ENDED   ------------------------------------------  ENDED    ENDED      TO
PER SHARE DATA:                                 3/31/01  2000     1999     1998      1997     1996   3/31/01  9/30/00  9/30/99
                                                -------  -----    -----    -----     -----    -----  -------  -------  -------
Net Asset Value, Beginning of Period.......      $6.53   $6.42    $7.21    $6.99     $6.75    $6.65   $6.51    $6.40    $6.75
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Income from Investment Operations:
Net investment income......................       0.15    0.30     0.31     0.33      0.34     0.35    0.12     0.25     0.09
Net realized and unrealized gain (loss)
   on investments..........................       0.29    0.18    (0.56)    0.25      0.24     0.11    0.29     0.18    (0.35)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Total from Investment Operations...........       0.44    0.48    (0.25)    0.58      0.58     0.46    0.41     0.43    (0.26)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Less Distributions:
Dividends from net investment income.......      (0.15)  (0.30)   (0.31)   (0.33)    (0.34)   (0.35)  (0.12)   (0.25)   (0.09)
Distributions from net realized capital gain     (0.02)  (0.07)   (0.23)   (0.03)       --    (0.01)  (0.02)   (0.07)      --
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Total Distributions........................      (0.17)  (0.37)   (0.54)   (0.36)    (0.34)   (0.36)  (0.14)   (0.32)   (0.09)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Net Asset Value, End of Period.............      $6.80   $6.53    $6.42    $7.21     $6.99    $6.75   $6.78    $6.51    $6.40
                                                 =====   =====    =====    =====     =====    =====   =====    =====    =====
TOTAL RETURN:                                     6.74%   7.95%   (3.68)%   8.67%     8.87%    7.00%   6.32%    7.00%   (4.04)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)...     $80,202 $70,905   $74,793 $87,522   $86,992  $95,560  $1,218     $204       $10
Ratio of expenses to average net assets....       0.87%+  0.87%     0.82%   0.77%     0.82%    0.79%   1.77%+   1.77%     1.72%+
Ratio of net income to average net assets..       4.40%+  4.83%     4.56%   4.75%     4.99%    5.11%   3.50%+   3.93%     3.80%+
Portfolio turnover rate....................       6.05%   1.33%    20.24%  30.82%    12.16%   12.84%   6.05%    1.33%    20.24%++

                                                                                           CLASS D
                                                                 ---------------------------------------------------------
                                                                   SIX
                                                                  MONTHS             YEAR ENDED SEPTEMBER 30,
                                                                  ENDED    -----------------------------------------------
                                                                 3/31/01   2000       1999       1998      1997      1996
PER SHARE DATA:                                                  -------   -----      -----      -----     -----     -----
Net Asset Value, Beginning of Period.................             $6.51    $6.40      $7.19      $6.97     $6.74    $6.63
                                                                  -----    -----      -----      -----     -----    -----
Income from Investment Operations:
Net investment income................................              0.12     0.25       0.25       0.27      0.28     0.28
Net realized and unrealized gain (loss)
   on investments....................................              0.29     0.18      (0.56)      0.25      0.23     0.12
                                                                  -----    -----      -----      -----     -----    -----
Total from Investment Operations.....................              0.41     0.43      (0.31)      0.52      0.51     0.40
                                                                  -----    -----      -----      -----     -----    -----
Less Distributions:
Dividends from net investment income.................             (0.12)   (0.25)     (0.25)     (0.27)    (0.28)   (0.28)
Distributions from net realized capital gain.........             (0.02)   (0.07)     (0.23)     (0.03)       --    (0.01)
                                                                  -----    -----      -----      -----     -----    -----
Total Distributions..................................             (0.14)   (0.32)     (0.48)     (0.30)    (0.28)   (0.29)
                                                                  -----    -----      -----      -----     -----    -----
Net Asset Value, End of Period.......................             $6.78    $6.51      $6.40      $7.19     $6.97    $6.74
                                                                  =====    =====      =====      =====     =====    =====
TOTAL RETURN:                                                      6.32%    7.00%     (4.58)%     7.71%     7.75%    6.20%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).............             $3,336   $3,666      $4,286    $2,302    $1,677   $1,645
Ratio of expenses to average net assets..............              1.77%+   1.77%       1.72%     1.68%     1.72%    1.69%
Ratio of net income to average net assets............              3.50%+   3.93%       3.66%     3.84%     4.09%    4.21%
Portfolio turnover rate..............................              6.05%    1.33%      20.24%    30.82%    12.16%   12.84%

-------------------
See footnotes on page 26.

FINANCIAL HIGHLIGHTS

FLORIDA SERIES

                                                                     CLASS A                                 CLASS C
                                                ---------------------------------------------------  -------------------------
                                                 SIX                                                  SIX
                                                 MONTHS          YEAR ENDED SEPTEMBER 30,            MONTHS   YEAR     5/27/99*
                                                 ENDED   ------------------------------------------  ENDED    ENDED      TO
PER SHARE DATA:                                 3/31/01  2000     1999     1998      1997     1996   3/31/01  9/30/00  9/30/99
                                                -------  -----    -----    -----     -----    -----  -------  -------  -------
Net Asset Value, Beginning of Period......       $7.48   $7.41    $8.07    $7.80     $7.67    $7.71   $7.50    $7.43    $7.83
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Income from Investment Operations:
Net investment income.....................        0.18    0.37     0.34     0.35      0.36     0.38    0.15     0.32     0.10
Net realized and unrealized gain (loss)
   on investments.........................        0.37    0.11    (0.61)    0.34      0.23     0.04    0.37     0.11    (0.40)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Total from Investment Operations..........        0.55    0.48    (0.27)    0.69      0.59     0.42    0.52     0.43    (0.30)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Less Distributions:
Dividends from net investment income......       (0.18)  (0.37)   (0.34)   (0.35)    (0.36)   (0.38)  (0.15)   (0.32)   (0.10)
Distributions from net realized capital gain     (0.03)  (0.04)   (0.05)   (0.07)    (0.10)   (0.08)  (0.03)   (0.04)      --
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Total Distributions.......................       (0.21)  (0.41)   (0.39)   (0.42)    (0.46)   (0.46)  (0.18)   (0.36)   (0.10)
                                                 -----   -----    -----    -----     -----    -----   -----    -----    -----
Net Asset Value, End of Period............       $7.82   $7.48    $7.41    $8.07     $7.80    $7.67   $7.84    $7.50    $7.43
                                                 =====   =====    =====    =====     =====    =====   =====    =====    =====
TOTAL RETURN:                                     7.38%   6.78%   (3.42)%   9.16%     8.01%    5.54%   6.99%    5.98%   (3.96)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)..      $37,337 $34,949   $37,606 $42,464   $42,024  $45,200  $1,666     $699      $254
Ratio of expenses to average net assets...        0.70%+  0.72%     1.03%   1.00%     1.04%    0.97%   1.45%+   1.47%     1.78%+
Ratio of net income to average net assets.        4.72%+  5.08%     4.38%   4.45%     4.70%    4.90%   3.97%+   4.33%     3.82%+
Portfolio turnover rate...................        3.38%  12.68%    18.31%   6.73%    33.68%   18.53%   3.38%   12.68%    18.31%++
Without expense reimbursement:**
Ratio of expenses to average net assets...        1.09%+  1.09%                                0.97%   1.84%+   1.84%
Ratio of net income to average net assets.        4.33%+  4.71%                                4.90%   3.58%+   3.96%

                                                                                          CLASS D
                                                                 ---------------------------------------------------------
                                                                   SIX
                                                                  MONTHS              YEAR ENDED SEPTEMBER 30,
                                                                  ENDED    -----------------------------------------------
                                                                 3/31/01   2000       1999       1998      1997      1996
PER SHARE DATA:                                                  -------   -----      -----      -----     -----     -----
Net Asset Value, Beginning of Period.................             $7.50    $7.43      $8.08      $7.81     $7.68     $7.72
                                                                  -----    -----      -----      -----     -----     -----
Income from Investment Operations:
Net investment income................................              0.15     0.32       0.28       0.29      0.30      0.32
Net realized and unrealized gain (loss)
   on investments....................................              0.37     0.11      (0.60)      0.34      0.23      0.04
                                                                  -----    -----      -----      -----     -----     -----
Total from Investment Operations.....................              0.52     0.43      (0.32)      0.63      0.53      0.36
                                                                  -----    -----      -----      -----     -----     -----
Less Distributions:
Dividends from net investment income.................             (0.15)   (0.32)     (0.28)     (0.29)    (0.30)    (0.32)
Distributions from net realized capital gain.........             (0.03)   (0.04)     (0.05)     (0.07)    (0.10)    (0.08)
                                                                  -----    -----      -----      -----     -----     -----
Total Distributions..................................             (0.18)   (0.36)     (0.33)     (0.36)    (0.40)    (0.40)
                                                                  -----    -----      -----      -----     -----     -----
Net Asset Value, End of Period.......................             $7.84    $7.50      $7.43      $8.08     $7.81     $7.68
                                                                  =====    =====      =====      =====     =====     =====
TOTAL RETURN:                                                      6.99%    5.98%     (4.01)%     8.32%     7.18%     4.74%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).............             $1,702   $1,463      $1,843    $1,940    $1,678    $1,277
Ratio of expenses to average net assets..............              1.45%+   1.47%       1.78%     1.77%     1.81%     1.73%
Ratio of net income to average net assets............              3.97%+   4.33%       3.63%     3.68%     3.93%     4.14%
Portfolio turnover rate..............................              3.38%   12.68%      18.31%     6.73%    33.68%    18.53%
Without expense reimbursement:**
Ratio of expenses to average net assets..............              1.84%+   1.84%                                     1.73%
Ratio of net income to average net assets............              3.58%+   3.96%                                     4.14%

------------------
See footnotes on page 26.

Financial Highlights

NORTH CAROLINA SERIES

                                                                     CLASS A                                 CLASS C
                                                ---------------------------------------------------  -------------------------
                                                 SIX                                                  SIX
                                                MONTHS           YEAR ENDED SEPTEMBER 30,            MONTHS   YEAR     5/27/99*
                                                 ENDED   ------------------------------------------  ENDED    ENDED      TO
PER SHARE DATA:                                 3/31/01  2000     1999      1998     1997     1996   3/31/01  9/30/00  9/30/99
                                                -------  -----    -----     -----    -----    -----  -------  -------  -------
Net Asset Value, Beginning of Period.......      $7.54   $7.59    $8.30     $8.05    $7.84    $7.74   $7.54    $7.59    $7.97
                                                 -----   -----    -----     -----    -----    -----   -----    -----    -----
Income from Investment Operations:
Net investment income......................       0.17    0.34     0.35      0.36     0.37     0.37    0.14     0.29     0.10
Net realized and unrealized gain (loss)
   on investments..........................       0.31    0.05    (0.59)     0.31     0.24     0.11    0.30     0.05    (0.38)
                                                 -----   -----    -----     -----    -----    -----   -----    -----    -----
Total from Investment Operations...........       0.48    0.39    (0.24)     0.67     0.61     0.48    0.44     0.34    (0.28)
                                                 -----   -----    -----     -----    -----    -----   -----    -----    -----
Less Distributions:
Dividends from net investment income.......      (0.17)  (0.34)   (0.35)    (0.36)   (0.37)   (0.37)  (0.14)   (0.29)   (0.10)
Distributions from net realized capital gain     (0.02)  (0.10)   (0.12)    (0.06)   (0.03)   (0.01)  (0.02)   (0.10)      --
                                                 -----   -----    -----     -----    -----    -----   -----    -----    -----
Total Distributions........................      (0.19)  (0.44)   (0.47)    (0.42)   (0.40)   (0.38)  (0.16)   (0.39)   (0.10)
                                                 -----   -----    -----     -----    -----    -----   -----    -----    -----
Net Asset Value, End of Period.............      $7.83   $7.54    $7.59     $8.30    $8.05    $7.84   $7.82    $7.54    $7.59
                                                 =====   =====    =====     =====    =====    =====   =====    =====    =====
TOTAL RETURN:                                     6.45%   5.36%   (3.07)%   8.60%     8.01%    6.39%   5.93%    4.58%   (3.62)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted)...     $26,053 $24,987   $27,224 $32,358   $32,684  $35,934  $1,984     $544       $10
Ratio of expenses to average net assets....       1.15%+  1.13%     1.06%   1.05%     1.09%    1.05%   1.90%+   1.88%     1.80%+
Ratio of net income to average net assets..       4.36%+  4.63%     4.38%   4.41%     4.66%    4.75%   3.61%+   3.88%     3.77%+
Portfolio turnover rate....................         --   11.96%     1.52%  20.37%    13.04%   15.12%     --    11.96%     1.52%++
Without expense reimbursement:**
Ratio of expenses to average net assets....                                                    1.06%
Ratio of net income to average net assets..                                                    4.74%

                                                                                          CLASS D
                                                                 ---------------------------------------------------------
                                                                   SIX
                                                                  MONTHS              YEAR ENDED SEPTEMBER 30,
                                                                  ENDED    -----------------------------------------------
                                                                 3/31/01   2000       1999       1998      1997      1996
PER SHARE DATA:                                                  -------   -----      -----      -----     -----     -----
Net Asset Value, Beginning of Period.................             $7.54    $7.59      $8.30      $8.05     $7.83     $7.74
                                                                  -----    -----      -----      -----     -----     -----
Income from Investment Operations:
Net investment income................................              0.14     0.29       0.29       0.30      0.31      0.31
Net realized and unrealized gain (loss)
   on investments....................................              0.30     0.05      (0.59)      0.31      0.25      0.10
                                                                  -----    -----      -----      -----     -----     -----
Total from Investment Operations.....................              0.44     0.34      (0.30)      0.61      0.56      0.41
                                                                  -----    -----      -----      -----     -----     -----
Less Distributions:
Dividends from net investment income.................             (0.14)   (0.29)     (0.29)     (0.30)    (0.31)    (0.31)
Distributions from net realized capital gain.........             (0.02)   (0.10)     (0.12)     (0.06)    (0.03)    (0.01)
                                                                  -----    -----      -----      -----     -----     -----
Total Distributions..................................             (0.16)   (0.39)     (0.41)     (0.36)    (0.34)    (0.32)
                                                                  -----    -----      -----      -----     -----     -----
Net Asset Value, End of Period.......................             $7.82    $7.54      $7.59      $8.30     $8.05     $7.83
                                                                  =====    =====      =====      =====     =====     =====
TOTAL RETURN:                                                      5.93%    4.58%     (3.79)%     7.77%     7.33%     5.45%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).............             $1,475   $1,250      $1,682    $1,456    $1,217    $1,232
Ratio of expenses to average net assets..............              1.90%+   1.88%       1.81%     1.82%     1.85%     1.81%
Ratio of net income to average net assets............              3.61%+   3.88%       3.63%     3.64%     3.90%     3.99%
Portfolio turnover rate..............................                --    11.96%       1.52%    20.37%    13.04%    15.12%
Without expense reimbursement:**
Ratio of expenses to average net assets..............                                                                 1.82%
Ratio of net income to average net assets............                                                                 3.98%

----------------
 * Commencement of offering of Class C shares.
** During the periods stated, the Manager, at its discretion, reimbursed expenses and/or waived portions of its fees for California High-Yield Series, Florida Series, and North Carolina Series.
 + Annualized.
++ For the year ended September 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Series Trust (comprising, respectively, California High-Yield, California Quality, Florida, and North Carolina Series), as of March 31, 2001, the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the Trust's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of California High-Yield, California Quality, Florida, and North Carolina Series of Seligman Municipal Series Trust as of March 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
May 11, 2001

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co.
   Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(212) 682-7600     Outside the United States
(800) 622-4597     24-Hour Automated Telephone
                   Access Service

TRUSTEES

John R. Galvin 2, 4
Director, Raytheon Company
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4 Director, Kimberly-Clark Corporation Director, Baptist Medical Center Director, Conoco Inc.

John E. Merow 2, 4
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W.  Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

Leroy C. Richie 4
Chairman & CEO, Q Standards Worldwide, Inc.

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Vice Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Fred E. Brown
Trustee Emeritus

------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Trustee Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC)-- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------------
Adapted from the Investment Company Institute's 2000 Mutual Fund Fact Book.

                                [GRAPHIC OMITTED]

                                www.seligman.com

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Municipal Series Trust, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

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